Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AVT, Inc. (the “Company”) on Form 10-K (A/1) for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Name	Title	Date

/s/ Natalie Russell Natalie Russell	Director Secretary President Treasurer Chief Financial Officer Principal Accounting Officer	November 21,2014

/s/ James Winsor James Winsor	Director Chief Operating Officer Chief Executive Officer	November 21,2014